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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
America West Holdings Corporation



We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the prospectus.


                                                                        KPMG LLP

Phoenix, Arizona
February 20, 2001